EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER
OF FISCAL 2021 RESULTS

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

	Three months ended					% change from		Six months ended
in millions, except per share amounts	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	December 31, 2020	March 31, 2020	March 31, 2021	% change
Revenues:
Asset management and related administrative fees	$1,006	$867	$1,006	$1,067	$1,173	17%	10%	$1,961	$2,240	14%
Brokerage revenues:
Securities commissions	410	343	352	381	443	8%	16%	773	824	7%
Principal transactions	105	143	143	147	148	41%	1%	202	295	46%
Total brokerage revenues	515	486	495	528	591	15%	12%	975	1,119	15%
Account and service fees	172	134	140	145	159	(8)%	10%	350	304	(13)%
Investment banking	148	139	222	261	242	64%	(7)%	289	503	74%
Interest income	285	217	201	203	200	(30)%	(1)%	582	403	(31)%
Other (1)	(15)	33	57	56	44	NM	(21)%	14	100	614%
Total revenues	2,111	1,876	2,121	2,260	2,409	14%	7%	4,171	4,669	12%
Interest expense	(43)	(42)	(42)	(38)	(37)	(14)%	(3)%	(94)	(75)	(20)%
Net revenues	2,068	1,834	2,079	2,222	2,372	15%	7%	4,077	4,594	13%
Non-interest expenses:
Compensation, commissions and benefits	1,422	1,277	1,415	1,500	1,648	16%	10%	2,773	3,148	14%
Non-compensation expenses:
Communications and information processing	99	100	100	99	107	8%	8%	193	206	7%
Occupancy and equipment	56	55	57	57	57	2%	—	113	114	1%
Business development	41	21	28	23	21	(49)%	(9)%	85	44	(48)%
Investment sub-advisory fees	26	23	26	28	31	19%	11%	52	59	13%
Professional fees	23	24	23	30	24	4%	(20)%	44	54	23%
Bank loan provision/(benefit) for credit losses (2)	109	81	45	14	(32)	NM	NM	107	(18)	NM
Acquisition and disposition-related expenses (3)	—	—	7	2	—	—	(100)%	—	2	NM
Reduction in workforce expenses (4)	—	—	46	—	—	—	—	—	—	—
Other (1)	53	55	76	70	69	30%	(1)%	112	139	24%
Total non-compensation expenses	407	359	408	323	277	(32)%	(14)%	706	600	(15)%
Total non-interest expenses	1,829	1,636	1,823	1,823	1,925	5%	6%	3,479	3,748	8%
Pre-tax income	239	198	256	399	447	87%	12%	598	846	41%
Provision for income taxes	70	26	47	87	92	31%	6%	161	179	11%
Net income	$169	$172	$209	$312	$355	110%	14%	$437	$667	53%

Earnings per common share – basic (5)	$1.22	$1.25	$1.53	$2.27	$2.58	111%	14%	$3.15	$4.85	54%
Earnings per common share – diluted (5)	$1.20	$1.23	$1.50	$2.23	$2.51	109%	13%	$3.09	$4.74	53%
Weighted-average common shares outstanding – basic	138.4	137.1	136.9	136.8	137.8	—	1%	138.4	137.3	(1)%
Weighted-average common and common equivalent shares outstanding – diluted	141.1	139.4	139.6	139.7	141.2	—	1%	141.3	140.4	(1)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions, except per share amounts	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021		March 31, 2020	December 31, 2020
Total assets	$49,809	$44,682	$47,482	$53,657	$56,066		13%	4%
Total equity attributable to Raymond James Financial, Inc.	$6,798	$6,965	$7,114	$7,363	$7,592		12%	3%
Book value per share (6)	$49.69	$50.84	$52.08	$53.59	$55.34		11%	3%
Tangible book value per share (6) (7)	$45.50	$46.69	$47.94	$47.93	$49.42		9%	3%

Capital ratios:
Tier 1 capital	24.1%	24.8%	24.2%	23.4%	23.6%	(8)
Total capital	25.3%	26.0%	25.4%	24.6%	24.7%	(8)
Tier 1 leverage	14.2%	14.5%	14.2%	12.9%	12.2%	(8)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	December 31, 2020	March 31, 2020	March 31, 2021	% change
Adjusted pre-tax income (7)	NA	NA	$309	$401	NA	NA	11%	NA	$848	42%
Adjusted net income (7)	NA	NA	$249	$314	NA	NA	13%	NA	$669	53%
Adjusted earnings per common share - basic (5) (7)	NA	NA	$1.82	$2.29	NA	NA	13%	NA	$4.87	55%
Adjusted earnings per common share - diluted (5) (7)	NA	NA	$1.78	$2.24	NA	NA	12%	NA	$4.76	54%
Return on equity (9)	9.9%	10.0%	11.9%	17.2%	19.0%			13.0%	18.1%
Adjusted return on equity (7) (9)	NA	NA	14.1%	17.3%	NA			NA	18.2%
Return on tangible common equity (7) (9)	10.8%	10.9%	12.9%	19.0%	21.2%			14.2%	20.1%
Adjusted return on tangible common equity (7) (9)	NA	NA	15.3%	19.1%	NA			NA	20.2%
Pre-tax margin (10)	11.6%	10.8%	12.3%	18.0%	18.8%			14.7%	18.4%
Adjusted pre-tax margin (7) (10)	NA	NA	14.9%	18.0%	NA			NA	18.5%
Total compensation ratio (11)	68.8%	69.6%	68.1%	67.5%	69.5%			68.0%	68.5%
Effective tax rate	29.3%	13.1%	18.4%	21.8%	20.6%			26.9%	21.2%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	December 31, 2020
Client asset metrics ($ in billions):
Client assets under administration	$773.9	$876.9	$930.1	$1,024.8	$1,085.4	40%	6%
Private Client Group assets under administration	$734.0	$833.1	$883.3	$974.2	$1,028.1	40%	6%
Private Client Group assets in fee-based accounts	$383.5	$443.0	$475.3	$532.7	$567.6	48%	7%
Financial assets under management	$128.2	$145.4	$153.1	$169.6	$178.2	39%	5%

Clients' domestic cash sweep balances ($ in millions):
Raymond James Bank Deposit Program (“RJBDP”): (12)
Raymond James Bank	$28,711	$24,101	$25,599	$26,697	$28,174	(2)%	6%
Third-party banks	20,379	24,661	25,998	26,142	25,110	23%	(4)%
Subtotal RJBDP	49,090	48,762	51,597	52,839	53,284	9%	1%
Client Interest Program	3,782	3,157	3,999	8,769	9,517	152%	9%
Total clients’ domestic cash sweep balances	$52,872	$51,919	$55,596	$61,608	$62,801	19%	2%

	Three months ended					Six months ended
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021
Average yield on RJBDP - third-party banks (13)	1.33%	0.33%	0.33%	0.31%	0.30%	1.48%	0.31%

	As of					% change from
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	December 31, 2020
Private Client Group financial advisors:
Employees	3,376	3,379	3,404	3,387	3,375	—	—
Independent contractors	4,772	4,776	4,835	4,846	4,952	4%	2%
Total advisors	8,148	8,155	8,239	8,233	8,327	2%	1%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	December 31, 2020	March 31, 2020	March 31, 2021	% change
Revenues:
Asset management and related administrative fees	$833	$715	$832	$885	$979	18%	11%	$1,615	$1,864	15%
Brokerage revenues:
Mutual and other fund products	163	131	129	148	183	12%	24%	307	331	8%
Insurance and annuity products	99	88	109	98	109	10%	11%	200	207	4%
Equities, ETFs, and fixed income products	122	100	95	107	121	(1)%	13%	224	228	2%
Total brokerage revenues	384	319	333	353	413	8%	17%	731	766	5%
Account and service fees:
Mutual fund and annuity service fees	88	82	88	94	99	13%	5%	178	193	8%
RJBDP fees: (12)
Third-party banks	51	20	21	21	19	(63)%	(10)%	109	40	(63)%
Raymond James Bank	48	43	42	43	44	(8)%	2%	95	87	(8)%
Client account and other fees	35	32	33	32	42	20%	31%	64	74	16%
Total account and service fees	222	177	184	190	204	(8)%	7%	446	394	(12)%
Investment banking	11	7	12	6	16	45%	167%	22	22	—
Interest income	45	31	30	30	30	(33)%	—	94	60	(36)%
All other	7	4	7	5	8	14%	60%	16	13	(19)%
Total revenues	1,502	1,253	1,398	1,469	1,650	10%	12%	2,924	3,119	7%
Interest expense	(7)	(4)	(4)	(2)	(3)	(57)%	50%	(15)	(5)	(67)%
Net revenues	1,495	1,249	1,394	1,467	1,647	10%	12%	2,909	3,114	7%
Non-interest expenses:
Financial advisor compensation and benefits	915	783	873	931	1,040	14%	12%	1,772	1,971	11%
Administrative compensation and benefits	245	235	244	249	260	6%	4%	492	509	3%
Total compensation, commissions and benefits	1,160	1,018	1,117	1,180	1,300	12%	10%	2,264	2,480	10%
Non-compensation expenses	165	140	152	147	155	(6)%	5%	322	302	(6)%
Total non-interest expenses	1,325	1,158	1,269	1,327	1,455	10%	10%	2,586	2,782	8%
Pre-tax income	$170	$91	$125	$140	$192	13%	37%	$323	$332	3%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	December 31, 2020	March 31, 2020	March 31, 2021	% change
Revenues:
Brokerage revenues:
Fixed income	$90	$125	$125	$131	$142	58%	8%	$171	$273	60%
Equity	40	41	35	42	34	(15)%	(19)%	74	76	3%
Total brokerage revenues	130	166	160	173	176	35%	2%	245	349	42%
Investment banking:
Merger & acquisition and advisory	72	60	98	149	122	69%	(18)%	132	271	105%
Equity underwriting	43	35	68	60	67	56%	12%	82	127	55%
Debt underwriting	22	37	43	46	37	68%	(20)%	53	83	57%
Total investment banking	137	132	209	255	226	65%	(11)%	267	481	80%
Interest income	10	4	3	3	5	(50)%	67%	18	8	(56)%
Tax credit fund revenues	12	20	33	16	24	100%	50%	30	40	33%
All other	7	3	7	7	4	(43)%	(43)%	10	11	10%
Total revenues	296	325	412	454	435	47%	(4)%	570	889	56%
Interest expense	(6)	(2)	(2)	(2)	(2)	(67)%	—	(12)	(4)	(67)%
Net revenues	290	323	410	452	433	49%	(4)%	558	885	59%
Non-interest expenses:
Compensation, commissions and benefits	184	195	229	252	259	41%	3%	350	511	46%
Non-compensation expenses (3)	78	66	75	71	69	(12)%	(3)%	151	140	(7)%
Total non-interest expenses	262	261	304	323	328	25%	2%	501	651	30%
Pre-tax income	$28	$62	$106	$129	$105	275%	(19)%	$57	$234	311%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Asset Management (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	December 31, 2020	March 31, 2020	March 31, 2021	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$124	$109	$123	$129	$137	10%	6%	$249	$266	7%
Administration and other	53	48	55	59	64	21%	8%	104	123	18%
Total asset management and related administrative fees	177	157	178	188	201	14%	7%	353	389	10%
Account and service fees	4	3	4	4	5	25%	25%	9	9	—
All other	3	3	2	3	3	—	—	6	6	—
Net revenues	184	163	184	195	209	14%	7%	368	404	10%
Non-interest expenses:
Compensation, commissions and benefits	45	44	43	45	50	11%	11%	90	95	6%
Non-compensation expenses	66	59	63	67	72	9%	7%	132	139	5%
Total non-interest expenses	111	103	106	112	122	10%	9%	222	234	5%
Pre-tax income	$73	$60	$78	$83	$87	19%	5%	$146	$170	16%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Raymond James Bank (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	December 31, 2020	March 31, 2020	March 31, 2021	% change
Revenues:
Interest income	$223	$181	$165	$168	$165	(26)%	(2)%	$454	$333	(27)%
Interest expense	(18)	(12)	(11)	(11)	(10)	(44)%	(9)%	(39)	(21)	(46)%
Net interest income	205	169	154	157	155	(24)%	(1)%	415	312	(25)%
All other	5	9	7	10	5	—	(50)%	11	15	36%
Net revenues	210	178	161	167	160	(24)%	(4)%	426	327	(23)%
Non-interest expenses:
Compensation and benefits	13	13	13	12	13	—	8%	25	25	—
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses (2)	109	81	45	14	(32)	NM	NM	107	(18)	NM
RJBDP fees to Private Client Group (12)	48	43	42	43	44	(8)%	2%	95	87	(8)%
All other	26	27	28	27	24	(8)%	(11)%	50	51	2%
Total non-compensation expenses	183	151	115	84	36	(80)%	(57)%	252	120	(52)%
Total non-interest expenses	196	164	128	96	49	(75)%	(49)%	277	145	(48)%
Pre-tax income	$14	$14	$33	$71	$111	693%	56%	$149	$182	22%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Other (14) (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	December 31, 2020	March 31, 2020	March 31, 2021	% change
Revenues:
Interest income	$12	$3	$3	$3	$3	(75)%	—	$24	$6	(75)%
Gains/(losses) on private equity investments (1)	(39)	1	12	24	8	NM	(67)%	(41)	32	NM
All other	—	2	—	1	2	NM	100%	2	3	50%
Total revenues	(27)	6	15	28	13	NM	(54)%	(15)	41	NM
Interest expense	(17)	(26)	(25)	(24)	(25)	47%	4%	(37)	(49)	32%
Net revenues	(44)	(20)	(10)	4	(12)	73%	NM	(52)	(8)	85%
Non-interest expenses:
Compensation and all other (1)	2	9	30	26	36	1,700%	38%	25	62	148%
Reduction in workforce expenses (4)	—	—	46	—	—	—	—	—	—	—
Acquisition-related expenses (3)	—	—	—	2	—	—	(100)%	—	2	NM
Total non-interest expenses	2	9	76	28	36	1,700%	29%	25	64	156%
Pre-tax loss	$(46)	$(29)	$(86)	$(24)	$(48)	(4)%	(100)%	$(77)	$(72)	6%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Raymond James Bank Selected Key Metrics (Unaudited)

The following metrics are attributable to our banking subsidiary Raymond James Bank, N.A. which is a component of our Raymond James Bank segment.

	As of						% change from
$ in millions	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021		March 31, 2020	December 31, 2020
Total assets	$33,656	$29,066	$30,610	$31,580	$33,221		(1)%	5%
Total equity	$2,263	$2,279	$2,315	$2,364	$2,409		6%	2%
Bank loans, net	$21,788	$21,223	$21,195	$21,957	$22,879		5%	4%
Bank loan allowance for credit losses (2)	$324	$334	$354	$378	$345		6%	(9)%
Bank loan allowance for credit losses as a % of loans held for investment (2)	1.47%	1.56%	1.65%	1.71%	1.50%
Total nonperforming assets	$27	$23	$32	$28	$31		15%	11%
Nonperforming assets as a % of total assets	0.08%	0.08%	0.10%	0.09%	0.09%
Total criticized loans	$387	$733	$933	$899	$1,001		159%	11%
Criticized loans as a % of loans held for investment	1.76%	3.41%	4.35%	4.06%	4.35%

Capital ratios:
Tier 1 capital	12.7%	12.8%	13.0%	13.1%	13.1%	(8)
Total capital	13.9%	14.1%	14.3%	14.4%	14.4%	(8)
Tier 1 leverage	8.1%	7.6%	7.7%	7.5%	7.5%	(8)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	December 31, 2020	March 31, 2020	March 31, 2021	% change
Bank loan provision/(benefit) for credit losses (2)	$109	$81	$45	$14	$(32)	NM	NM	$107	$(18)	NM
Net charge-offs	$—	$72	$26	$—	$2	NM	NM	$—	$2	NM
Net interest margin (net yield on interest-earning assets)	3.02%	2.29%	2.09%	2.02%	1.94%			3.12%	1.98%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended		Six months ended
$ in millions	September 30, 2020	December 31, 2020	March 31, 2021
Net income	$209	$312	$667
Non-GAAP adjustments:
Acquisition and disposition-related expenses (3)	7	2	2
Reduction in workforce expenses (4)	46	—	—
Pre-tax impact of non-GAAP adjustments	53	2	2
Tax effect of non-GAAP adjustments	(13)	—	—
Total non-GAAP adjustments, net of tax	40	2	2
Adjusted net income	$249	$314	$669

Pre-tax income	$256	$399	$846
Pre-tax impact of non-GAAP adjustments (as detailed above)	53	2	2
Adjusted pre-tax income	$309	$401	$848

Pre-tax margin (10)	12.3%	18.0%	18.4%
Non-GAAP adjustments:
Acquisition and disposition-related expenses (3)	0.4%	—%	0.1%
Reduction in workforce expenses (4)	2.2%	—%	—%
Total non-GAAP adjustments, net of tax	2.6%	—%	0.1%
Adjusted pre-tax margin (10)	14.9%	18.0%	18.5%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

	Three months ended		Six months ended
Earnings per common share (5)	September 30, 2020	December 31, 2020	March 31, 2021
Basic	$1.53	$2.27	$4.85
Non-GAAP adjustments:
Acquisition and disposition-related expenses (3)	0.05	0.02	0.02
Reduction in workforce expenses (4)	0.34	—	—
Tax effect of non-GAAP adjustments	(0.10)	—	—
Total non-GAAP adjustments, net of tax	0.29	0.02	0.02
Adjusted basic	$1.82	$2.29	$4.87

Diluted	$1.50	$2.23	$4.74
Non-GAAP adjustments:
Acquisition and disposition-related expenses (3)	0.05	0.01	0.02
Reduction in workforce expenses (4)	0.33	—	—
Tax effect of non-GAAP adjustments	(0.10)	—	—
Total non-GAAP adjustments, net of tax	0.28	0.01	0.02
Adjusted diluted	$1.78	$2.24	$4.76

Book value per share	As of
$ in millions, except per share amounts	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Total equity attributable to Raymond James Financial, Inc.	$6,798	$6,965	$7,114	$7,363	$7,592
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	603	602	600	834	868
Deferred tax liabilities, net	(30)	(33)	(34)	(56)	(56)
Tangible common equity attributable to Raymond James Financial, Inc.	$6,225	$6,396	$6,548	$6,585	$6,780
Common shares outstanding	136.8	137.0	136.6	137.4	137.2
Book value per share (6)	$49.69	$50.84	$52.08	$53.59	$55.34
Tangible book value per share (6)	$45.50	$46.69	$47.94	$47.93	$49.42

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on equity	Three months ended					Six months ended
$ in millions	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	March 31, 2020	March 31, 2021

Average equity (15)	$6,820	$6,882	$7,040	$7,239	$7,478	$6,740	$7,356
Impact on average equity of non-GAAP adjustments:
Acquisition and disposition-related expenses (3)	NA	NA	4	1	NA	NA	1
Reduction in workforce expenses (4)	NA	NA	23	—	NA	NA	—
Tax effect of non-GAAP adjustments	NA	NA	(7)	—	NA	NA	—
Adjusted average equity (15)	NA	NA	$7,060	$7,240	NA	NA	$7,357

Average equity (15)	$6,820	$6,882	$7,040	$7,239	$7,478	$6,740	$7,356
Less:
Average goodwill and identifiable intangible assets, net	606	603	601	717	851	608	767
Average deferred tax liabilities, net	(31)	(32)	(33)	(45)	(56)	(30)	(49)
Average tangible common equity (15)	$6,245	$6,311	$6,472	$6,567	$6,683	$6,162	$6,638
Impact on average equity of non-GAAP adjustments:
Acquisition and disposition-related expenses (3)	NA	NA	4	1	NA	NA	1
Reduction in workforce expenses (4)	NA	NA	23	—	NA	NA	—
Tax effect of non-GAAP adjustments	NA	NA	(7)	—	NA	NA	—
Adjusted average tangible common equity (15)	NA	NA	$6,492	$6,568	NA	NA	$6,639

Return on equity (9)	9.9%	10.0%	11.9%	17.2%	19.0%	13.0%	18.1%
Adjusted return on equity (9)	NA	NA	14.1%	17.3%	NA	NA	18.2%
Return on tangible common equity (9)	10.8%	10.9%	12.9%	19.0%	21.2%	14.2%	20.1%
Adjusted return on tangible common equity (9)	NA	NA	15.3%	19.1%	NA	NA	20.2%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Footnotes

(1)	Other revenues included $39 million of private equity valuation losses, $12 million of private equity valuation gains, $24 million of private equity valuation gains, and $8 million of private equity valuation gains for the three months ended March 31, 2020, September 30, 2020, December 31, 2020 and March 31, 2021, respectively, which were included in our Other segment. Of these amounts, $22 million of the losses for the three months ended March 31, 2020, $3 million of the gains for the three months ended September 30, 2020, $10 million of the gains for the three months ended December 31, 2020, and an insignificant amount of the gains for the three months ended March 31, 2021 were attributable to noncontrolling interests and were offset in Other expenses. Other revenues included approximately $41 million of private equity valuations losses and $32 million of private equity valuation gains for the six months ended March 31, 2020 and 2021, respectively. Of these amounts, $23 million of the losses for the six month ended March 31, 2020, and $10 million of the gains for the six months ended March 31, 2021 were attributable to noncontrolling interests and were offset in Other expenses.

(2)	The allowance for credit losses as of March 31, 2021 was determined under the current expected credit loss (“CECL”) model as a result of our October 1, 2020 adoption of new accounting guidance related to the measurement of credit losses on financial instruments. The impact of adoption on October 1, 2020 resulted in an increase in our allowance for credit losses, including reserves for unfunded lending commitments, of approximately $45 million (primarily $25 million related to loans to financial advisors in the Private Client Group and approximately $10 million related to Bank loans outstanding) and a corresponding reduction in retained earnings of approximately $35 million, net of tax. The Bank loan provision/(benefit) for credit losses of $14 million and $(32) million for the three months ended December 31, 2020 and March 31, 2021, respectively, and $(18) million for the six months ended March 31, 2021 were determined under the CECL model and represented the provision/(benefit) for credit losses post the CECL adoption date.

(3)
The three months ended September 30, 2020 included a $7 million loss in our Capital Markets segment related to the sale of our interests in certain entities that operated predominantly in France, which closed during our fiscal first quarter of 2021. The three months ended December 31, 2020 and the six months ended March 31, 2021 included expenses in our Other segment associated with our acquisition of NWPS Holdings, Inc. and its wholly-owned subsidiaries, which was completed in December 2020, as well as our acquisition of Financo which was completed in March 2021.

(4)	The reduction in workforce expenses for the three months ended September 30, 2020 were associated with position eliminations in response to the economic environment. These expenses were included in our Other segment and primarily consisted of severance and related payroll expenses, as well as expenses related to company-paid benefits.

(5)	Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period.

(6)	Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.

(7)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. As there were no non-GAAP adjustments to earnings for the three months ended March 31, 2021, percent changes for earnings-related non-GAAP financial measures are calculated based on GAAP results for the three months ended March 31, 2021 as compared to non-GAAP results for the three months ended December 31, 2020. In addition, as there were no non-GAAP adjustments to earnings for the six months ended March 31, 2020, percent changes for earnings-related non-GAAP financial measures are calculated based on non-GAAP results for the six months ended March 31, 2021 as compared to GAAP results for the six months ended March 31, 2020.

(8)	Estimated.

(9)	Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.

(10)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(11)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period.

(12)	We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. Fees earned by Private Client Group on Raymond James Bank deposits are eliminated in consolidation.

(13)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(14)	The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, and certain corporate overhead costs of Raymond James Financial, Inc., including the interest costs on our public debt.

(15)	Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.